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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               February 5, 1997
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                Date of Report (date of earliest event reported)

                         DATALINK SYSTEMS CORPORATION
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               Exact name of Registrant as Specified in its Charter

         Nevada                   0-21069                 35-3574355
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State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number

           2105 Hamilton Avenue, Suite 240, San Jose, California 95125
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           Address of Principal Executive Offices, Including Zip Code

                                (408) 558-0800
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               Registrant's Telephone Number, Including Area Code
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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     On February 5, 1997, the Company issued 100,000 shares of its Common Stock to Chase Financial Corp. pursuant to Regulation S. The shares were issued as consideration for public relations services performed by Chase Financial Corp. No underwriter or placement agent was used.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      DATALINK SYSTEMS CORPORATION

Dated: February 26, 1997               By/s/ Anthony LaPine
                                         Anthony LaPine, President